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                                                                   EXHIBIT 10.66


                                  STOCK POWER

         FOR VALUE RECEIVED, The Linwood W. Galeucia Revocable Trust of 1997, a revocable trust organized under the laws of the State of New Hampshire (the "Transferor") hereby sells, assigns and transfers unto New Hampshire Acquisition Corp., a Delaware corporation ("Transferee") Fifty (50) shares (the "Shares") of the common stock of Hesser, Inc., a New Hampshire corporation (the "Corporation") represented by Certificate Number 50, attached hereto and made a part hereof by reference, and does hereby irrevocably constitute and appoint the Secretary of the Corporation as its attorney in fact, with power of substitution, to transfer the Shares on the books of the Corporation to the Transferee consistent herewith.

Transferor hereby warrants that he has the right to sell, assign and transfer the Shares and any person to whom the Shares may be transferred by Transferee may rely upon this Stock Power as though it were unconditional and absolute, without inquiry or investigation of the facts.

Dated this 13th day of March 1998.

Signed In Presence of:                  THE LINWOOD W. GALEUCIA
                                        REVOCABLE TRUST OF 1997

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                                        By: Linwood W. Galeucia, Trustee
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